Western Union First Quarter 2011 Earnings Webcast & Conference Call April 26, 2011 Exhibit 99.2

Mike Salop Senior Vice President, Investor Relations * * * * * * * * *

Safe Harbor

This press release contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,”
“anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this press release by The Western Union
Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended December 31, 2010.
The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in immigration laws, patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering, terrorist financing and anti-competitive behavior, and/or changing regulatory or enforcement interpretations of those laws; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act
and the rules promulgated there-under; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; changes in general economic conditions and economic conditions in the regions and industries in which we operate; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; our ability to resolve tax matters with the Internal Revenue Service and other tax authorities consistent with our reserves; failure to comply with the settlement agreement with the State of Arizona; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; mergers, acquisitions and integration of acquired businesses and technologies into our Company, and the realization of anticipated financial benefits from these acquisitions; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; deterioration in consumers' and clients'
confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; any material breach of security of or interruptions in any of our systems; our ability to attract and retain qualified key employees and to manage our workforce successfully; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; failure to implement agent contracts according to schedule; adverse rating actions by credit rating agencies; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-based payment providers and electronic and internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; cessation of various services provided to us by third-party vendors; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; significantly slower growth or declines in the money transfer market and other markets in which we operate; adverse consequences from our spin-off from First Data Corporation; decisions to change our business mix; catastrophic events; and management's ability to identify and manage these and other risks.

* * * * * * * * * Hikmet Ersek President & Chief Executive Officer

Q1 Highlights
Total revenue increased 4%
Strong trends continue in C2C
5% revenue growth, reported and constant currency
Domestic money transfer revenue increased 8%
Bill Payments
Revenue decline moderated to -2%
Margins improved versus Q4
Business Solutions revenue grew 13%

Good Start to 2011
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Electronic Channels & Prepaid Q1 Highlights
Account-based money transfer
Over 35% transaction growth
Agreements in place with over 45 banks globally
Westernunion.com
Over 40% transaction growth in international markets
Transactions increased by over 15% globally
Mobile
16 agreements in place
Over 85,000 locations enabled for cash-to-mobile in 49 countries
Prepaid
Over one million prepaid cards-in-force
Approximately $180 million principal loaded through 500,000+ loads

Electronic Channels 3% of Total Revenue

Go To Market Leadership
•
Consumer Money Transfer and Bill Payments
•
Global Sales and Network Management
•
New Products and Services
•
Business Solutions
•
Electronic Channels
•
Stored Value Programs
•
Global Marketing
•
Communications and Social Responsibility
David Yates
EVP & President
Business Development and Innovation
Stewart Stockdale
EVP & President
Global Consumer Financial Services
Diane Scott
EVP & Chief Marketing Officer

* * * * * * * * * Scott Scheirman Executive Vice President & Chief Financial Officer

Revenue

($ in millions)
$1,233 $1,283
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Consolidated revenue up 4%,
reported and constant
currency
Transaction fees increased
3%
Foreign exchange revenue
increased 8%
$29
$29
$256
$238
$966
$988
Q1 2010
Q1 2011
Transaction Fee
Foreign Exchange Other

C2C Remittance Trends

+7%
C2C Transactions
(millions)
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
C2C Revenue growth 5%,
reported and constant currency
Total Q1 Western Union cross-
border principal of $17 billion
Increased 7% on a reported basis
Increased 6% constant currency
Principal per transaction
Increased 1% on a reported and
constant currency basis
50
53
Q1 2010 Q1 2011

Consumer-to-Consumer

Revenue Transactions
Q1 2011
2% 4%
Europe, Middle East, Africa, S. Asia
43% of Western Union revenue
Europe constant currency revenue trends similar to Q4
India grew revenue 8% and transactions 6%
Completed acquisition of super-agent, Angelo Costa, earlier this month

Revenue
Transactions
Americas 6% 8%
32% of Western Union revenue
Domestic money transfer grew revenue 8% and transactions 21%
Mexico grew revenue and transactions 1%
Signed US Bank to account based money transfer
Q1 2011
Consumer-to-Consumer

Revenue Transactions
Asia Pacific
14% 11%
9% of Western Union revenue
Many markets contributing to growth
China grew revenue 12% and transactions 5%
Signed China Construction Bank
Q1 2011
Consumer-to-Consumer

C2C Transaction and Revenue Growth

Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
+7%
+5% +5%
Transaction
Growth
Price Reductions Other Mix Constant
Currency
Revenue Growth
Currency Impact Reported
Revenue Growth
Q1 2011

Global Business Payments 15 Revenue Transactions Global Business Payments 0% 8% 14% of Western Union revenue Bill payments revenue decline moderated to -2% Business Solutions grew revenue 13% Q1 2011

Operating Margin – Q1 2011
Note: See appendix for reconciliation of Non-GAAP to GAAP measures
GAAP
Excluding
Restructuring
(1) Q1 2011 consolidated operating margin excludes restructuring charges
Operating margin excluding
restructuring, +70 basis points
• Revenue leverage
• Other efficiencies, including
restructuring savings
• Negative foreign exchange
impact
• Increased investment spending
25.6%
24.4%
25.6%
26.3%

17 C2C Operating Margin C2C 84% of total company revenue Operating Margin +120 basis points YoY Improvement due to the same factors as for consolidated margin

Global Business Payments
Operating Margin
GBP 14% of total company
revenue
Operating margin:
vs. Prior Year
Revenue declines and mix shifts in
U.S. bill payments
Investments in Business Solutions
vs. Prior Quarter
Lower integration expenses in
Business Solutions
Restructuring savings and other
cost structure changes in bill
payments

Financial Strength
Q1 2011
Cash Flow from Operations $252 million
Capital Expenditures $22 million
Stock Repurchases $525 million
Dividends Paid $45 million
Cash Balance, March 31, 2011 $2.2 billion
Debt Outstanding, March 31, 2011 $3.6 billion

2011 Outlook

Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Constant currency revenue in the range of 3% to 4%
GAAP revenue growth similar to constant currency
GAAP operating margin of approximately 26%
Operating margin of approximately 27%, excluding restructuring charges
GAAP EPS of $1.41 to $1.46
EPS excluding restructuring charges of $1.47 to $1.52
GAAP cash flows from operating activities of $1.2 billion to $1.3 billion

* * * * * * * * * Questions & Answers

Appendix First Quarter 2011 Earnings Webcast & Conference Call April 26, 2011 22

Non-GAAP Measures

Western Union's management believes the non-GAAP measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP measurements include revenue change constant currency adjusted, operating income margin and earnings per share excluding restructuring expenses, effective tax rate excluding restructuring expenses, consumer-to-consumer segment revenue change constant currency adjusted, consumer-to-consumer segment principal per transaction change constant currency adjusted, consumer-to-consumer cross-border principal change constant currency adjusted, consumer-to-consumer international revenues constant currency adjusted, 2011 earnings per share outlook excluding restructuring expenses, and 2011 operating income margin outlook excluding restructuring expenses.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable
GAAP financial measures is included below.

Reconciliation of Non-GAAP Measures

1Q10 2Q10 3Q10 4Q10 FY2010 1Q11
Consolidated Metrics
Revenues, as reported (GAAP) 1,232.7 $       1,273.4 $       1,329.6 $       1,357.0 $       5,192.7 $       1,283.0 $
Foreign currency translation impact (a) (20.0)             16.1               22.2               18.5               36.8               2.3
Revenues, constant currency adjusted 1,212.7 $       1,289.5 $       1,351.8 $       1,375.5 $       5,229.5 $       1,285.3 $
Prior year revenues, as reported (GAAP) 1,201.2 $       1,254.3 $       1,314.1 $       1,314.0 $       5,083.6 $       1,232.7 $
Revenue change, as reported (GAAP) 3% 2% 1% 3% 2% 4%
Revenue change, constant currency adjusted 1% 3% 3% 5% 3% 4%
Operating income, as reported (GAAP) 315.8 $         311.0 $         351.2 $         322.1 $         1,300.1 $       312.9 $
Reversal of restructuring and related expenses (b) N/A 34.5               14.0               11.0               59.5               24.0
Operating income, excluding restructuring 315.8 $         345.5 $         365.2 $         333.1 $         1,359.6 $       336.9 $
Operating income margin, as reported (GAAP) 25.6% 24.4% 26.4% 23.7% 25.0% 24.4%
Operating income margin, excluding restructuring N/A 27.1% 27.5% 24.5% 26.2% 26.3%
Effective tax rate, as reported (GAAP) 24.7% 18.8% 22.7% 15.9% 20.5% 23.5%
Impact from restructuring expenses, net of income tax benefit (b) N/A 1.9% 0.5% 0.6% 0.7% 0.6%
Effective tax rate, restructuring adjusted 24.7% 20.7% 23.2% 16.5% 21.2% 24.1%
Net income, as reported (GAAP) 207.9 $         221.0 $         238.4 $         242.6 $         909.9 $         210.2 $
Foreign currency translation impact, net of income tax (a) (0.7)               5.5                 2.4                 1.4                 8.6                 4.8
Reversal of restructuring and related expenses, including foreign currency translation impacts, net of income tax benefit (b) N/A 22.4               9.5                 6.4                 38.3               16.4
Net income, constant currency and restructuring adjusted 207.2 $         248.9 $         250.3 $         250.4 $         956.8 $         231.4 $
Diluted earnings per share ("EPS"), as reported (GAAP) ($ - dollars) 0.30 $           0.33 $           0.36 $           0.37 $           1.36 $           0.32 $
Impact from restructuring and related expenses, net of income tax benefit (b) ($ - dollars) N/A 0.03               0.01               0.01               0.06 0.03
Diluted EPS, restructuring adjusted ($ - dollars) 0.30 $           0.36 $           0.37 $           0.38 $           1.42 $           0.35 $
Foreign currency translation impact, net of income tax (a) ($ - dollars) -                0.01               0.01               -                0.01               -
Diluted EPS, constant currency and restructuring adjusted ($ - dollars) 0.30 $           0.37 $           0.38 $           0.38 $           1.43 $           0.35 $
Diluted weighted-average shares outstanding 684.2            671.6            661.3            658.4            668.9            652.1

Reconciliation of Non-GAAP Measures

1Q10 2Q10 3Q10 4Q10 FY2010 1Q11
Consumer-to-Consumer Segment
Revenues, as reported (GAAP) 1,030.2 $       1,073.1 $       1,128.3 $       1,151.8 $       4,383.4 $       1,078.1 $
Foreign currency translation impact (a) (21.9)             15.0               21.2               18.0               32.3               2.2
Revenues, constant currency adjusted 1,008.3 $       1,088.1 $       1,149.5 $       1,169.8 $       4,415.7 $       1,080.3 $
Prior year revenues, as reported (GAAP) 1,003.7 $       1,065.5 $       1,117.8 $       1,113.7 $       4,300.7 $       1,030.2 $
Revenue change, as reported (GAAP) 3% 1% 1% 3% 2% 5%
Revenue change, constant currency adjusted 0% 2% 3% 5% 3% 5%
Principal per transaction, as reported ($ - dollars) 357 $            351 $            355 $            356 $            355 $            360 $
Foreign currency translation impact (a) ($ - dollars) (11) 2 7 5 1 (1)
Principal per transaction, constant currency adjusted  ($ - dollars) 346 $            353 $            362 $            361 $            356 $            359 $
Prior year principal per transaction, as reported  ($ - dollars) 358 $            358 $            371 $            365 $            363 $            357 $
Principal per transaction change, as reported 0% (2)% (4)% (3)% (2)% 1%
Principal per transaction change, constant currency adjusted (3)% (2)% (3)% (1)% (2)% 1%
Cross-border principal, as reported ($ - billions) 16.1 $           16.8 $           17.6 $           18.1 $           68.6 $           17.1 $
Foreign currency translation impact (a) ($ - billions) (0.5)               0.1                 0.4                 0.3                 0.3                 -
Cross-border principal, constant currency adjusted ($ - billions) 15.6 $           16.9 $           18.0 $           18.4 $           68.9 $           17.1 $
Prior year cross-border principal, as reported ($ - billions) 15.0 $           15.9 $           17.0 $           17.1 $           65.0 $           16.1 $
Cross-border principal change, as reported 7% 6% 4% 6% 6% 7%
Cross-border principal change, constant currency adjusted 4% 7% 6% 7% 6% 6%
International revenues, as reported (GAAP) 862.0 $         890.8 $         944.0 $         972.4 $         3,669.2 $       901.7 $
Foreign currency translation impact (a) (20.8)             15.7               21.7               18.4               35.0               2.6
International revenues, constant currency adjusted 841.2 $         906.5 $         965.7 $         990.8 $         3,704.2 $       904.3 $
Prior year international revenues, as reported (GAAP) 814.8 $         875.0 $         926.5 $         943.4 $         3,559.7 $       862.0 $
International revenue change, as reported (GAAP) 6% 2% 2% 3% 3% 5%
International revenue change, constant currency adjusted 3% 4% 4% 5% 4% 5%

Reconciliation of Non-GAAP Measures

2011 EPS Outlook
EPS guidance (GAAP) ($ - dollars) 1.41 $           1.46 $
Impact from restructuring and related expenses, net of income tax benefit (b) ($ - dollars) 0.06               0.06
EPS guidance, restructuring adjusted ($ - dollars) 1.47 $           1.52 $
2011 Operating Income Margin Outlook
Operating income margin (GAAP) 26.0%
Impact from restructuring and related expenses (b) 1.0%
Operating income margin, restructuring adjusted 27.0%
Range

Footnote explanations

a) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar.
Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. In addition, to compute constant currency earnings per share, the Company assumes the impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges was consistent with the prior year.
b) Restructuring and related expenses consist of direct and incremental expenses including the impact from fluctuations in exchange rates associated with restructuring and related activities, consisting of severance, outplacement and other related benefits; facility closure and migration of the
Company's IT infrastructure; and other expenses related to the relocation of various operations to new or existing Company facilities and third-party providers, including hiring, training, relocation, travel, and professional fees. Also included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and the acceleration of depreciation and amortization. Restructuring and related expenses were not allocated to the segments.